UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 13, 2019

VECTOR GROUP LTD.
(Exact Name of Registrant as Specified in Its Charter)

DELAWARE
(State or Other Jurisdiction of Incorporation)

1-5759	65-0949535
(Commission File Number)	(I.R.S. Employer Identification No.)

4400 Biscayne Boulevard, Miami, Florida	33137
(Address of Principal Executive Offices)	(Zip Code)

(305) 579-8000
(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities Registered Pursuant to 12(b) of the Act:

Title of each class:	Trading	Name of each exchange
	Symbol(s)	on which registered:
Common stock, par value $0.10 per share	VGR	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

Vector Group Ltd. (the "Company") has prepared materials for presentations to investors. The materials are furnished (not filed) as Exhibits 99.1, 99.2 and 99.3 to this Current Report on Form 8-K pursuant to Regulation FD.

Non-GAAP Financial Measures

Exhibits 99.1, 99.2 and 99.3 contain the Non-GAAP Financial Measures discussed below.

Please refer to Current Reports on Form 8-K dated November 5, 2019, October 4, 2019, May 3, 2019, February 28, 2019, September 28, 2018, and June 14, 2018 for reconciliations of financial measures prepared in accordance with GAAP to Non-GAAP Financial Measures. Non-GAAP Financial Measures include adjustments for the one-time non-cash benefit from the Tax Cuts and Jobs Act of 2017 arising out of the remeasurement of certain tax assets and liabilities, purchase accounting associated with the Company’s 2013 acquisition of an additional 20.59% interest in Douglas Elliman Realty, LLC, the impact of non-controlling interest associated with the 29.41% of Douglas Elliman Realty, LLC that was purchased by the Company on December 31, 2018, litigation settlements and judgments, settlements of long-standing disputes related to the Master Settlement Agreement in the Tobacco segment, net interest expense capitalized to real estate ventures, stock-based compensation expense (for purposes of Adjusted EBITDA only) and non-cash interest expense associated with the Company’s convertible debt.

Adjusted EBITDA, Adjusted Net Income, Adjusted Operating Income, Tobacco Adjusted EBITDA, New Valley LLC Adjusted EBITDA and Douglas Elliman Realty, LLC Adjusted EBITDA (hereafter, referred to as “the Non-GAAP Financial Measures”) are financial measures not prepared in accordance with generally accepted accounting principles (“GAAP”). The Company believes that the Non-GAAP Financial Measures are important measures that supplement discussions and analysis of its results of operations and enhances an understanding of its operating performance. The Company believes the Non-GAAP Financial Measures provide investors and analysts with a useful measure of operating results unaffected by differences in capital structures and ages of related assets among otherwise comparable companies. In the case of Adjusted Revenues, management believes revenue growth in its real estate segment is an important measure of growth because increased revenues generally result in increased gross margin as a result of absorption of fixed operating costs, which management believes will lead to increased future profitability as well as increased capacity to expand into new and existing markets. A key strategy of the Company is its ability to move into new markets and therefore gross revenues provide information with respect to the Company's ability to achieve its strategic objectives. Management also believes increased revenues generally indicate increased market share in existing markets as well as expansion into new markets. Consequently, management believes Adjusted Revenue is a meaningful indicator of operating performance.

Management uses the Non-GAAP Financial Measures as measures to review and assess operating performance of the Company's business, and management and investors should review both the overall performance (GAAP net income) and the operating performance (the Non-GAAP Financial Measures) of the Company's business. While management considers the Non-GAAP Financial Measures to be important, they should be considered in addition to, but not as substitutes for or superior to, other measures of financial performance prepared in accordance with GAAP, such as operating income, net income and cash flows from operations. In addition, the Non-GAAP Financial Measures are susceptible to varying calculations and the Company's measurement of the Non-GAAP Financial Measures may not be comparable to those of other companies.

EBITDA is defined as net income before interest, taxes, depreciation and amortization. Adjusted EBITDA is EBITDA, as defined above, and as adjusted for changes in fair value of derivatives embedded with convertible debt, equity in earnings (losses) from investments, net gains (losses) recognized on investment securities, equity in earnings (losses) from real estate joint ventures, loss on extinguishment of debt, acceleration of interest expense related to debt conversion, stock-based compensation expense (for purposes of Adjusted EBITDA only), litigation settlement and judgment expense, settlements of long-standing disputes related to the MSA, restructuring and pension settlement expense, and other charges.

New Valley LLC (“New Valley”), the real estate subsidiary of the Company, owns real estate and Douglas Elliman, the largest residential brokerage firm in the New York metropolitan area, as well as a minority stake in numerous real estate investments. New Valley LLC Adjusted EBITDA is defined as the portion of Adjusted EBITDA that relates to New Valley. New Valley's Adjusted EBITDA does not include an allocation of expenses from the Corporate and Other segment of Vector Group Ltd.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements, which involve risk and uncertainties. The words "could", “believe,” “expect,” “estimate,” “may,” “will,” “could,” “plan,” or “continue” and similar expressions are intended to identify forward-looking statements. The Company’s actual results could differ significantly from the results discussed in such forward-looking statements. Factors that could cause or contribute to such differences in results and outcomes include, without limitation, those discussed under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018 and in the Company's Form 10-Q for the quarterly period ended September 30, 2019. Readers are urged not to place undue reliance on these forward-looking statements, which speak only as of the date of this Current Report on Form 8-K. The Company undertakes no obligation to (and expressly disclaims any obligation to) revise or update any forward-looking statement, whether as a result of new information, subsequent events, or otherwise (except as may be required by law), in order to reflect any event or circumstance which may arise after the date of this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibit

(d) Exhibit.

Exhibit No.	Exhibit
99.1	Investor presentation of Vector Group Ltd. dated November 2019 (furnished pursuant to Regulation FD).
99.2	Fact Sheet of Vector Group Ltd. dated November 2019 (furnished pursuant to Regulation FD).
99.3	Fact Sheet of New Valley LLC dated November 2019 (furnished pursuant to Regulation FD).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VECTOR GROUP LTD.

By:	/s/ J. Bryant Kirkland III
J. Bryant Kirkland III
Senior Vice President, Treasurer and Chief Financial Officer
Date: November 13, 2019